                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                               VOTING AGREEMENT

     VOTING AGREEMENT (this "Agreement") dated as of June 29, 2001, among
                             ---------
INSIGHT HEALTH SERVICES HOLDINGS CORP., a Delaware corporation ("Parent"), JWCH
                                                                 ------
MERGER CORP., a Delaware corporation and wholly-owned subsidiary of Parent ("Acquisition"), CARLYLE PARTNERS II, L.P., a Delaware limited partnership,
  -----------
CARLYLE PARTNERS III, L.P., a Delaware limited partnership, CARLYLE INTERNATIONAL PARTNERS II, L.P., a Cayman Islands exempted limited partnership, CARLYLE INTERNATIONAL PARTNERS III, L.P., a Cayman Islands exempted limited partnership, C/S INTERNATIONAL PARTNERS, a Cayman Islands general partnership, STATE BOARD OF ADMINISTRATION OF FLORIDA, CARLYLE INVESTMENT GROUP, L.P., a Delaware limited partnership, CARLYLE-INSIGHT INTERNATIONAL PARTNERS, L.P., a Cayman Islands exempted limited partnership, CARLYLE-INSIGHT PARTNERS, L.P., a Delaware limited partnership and TC GROUP, L.L.C., a Delaware limited liability company (each a "Stockholder", and collectively, the "Stockholders").
                 -----------                          ------------

     WHEREAS, Parent, Acquisition and InSight Health Services Corp., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger,
                  -------
dated as of the date hereof (the "Merger Agreement"; capitalized terms used but
                                  ----------------
not defined herein shall have the meanings set forth in the Merger Agreement), whereby Acquisition will merge with and into the Company and the Company shall become the wholly-owned subsidiary of Parent (the "Merger"), upon the terms and
                                                   ------
subject to the conditions set forth in the Merger Agreement;

     WHEREAS, the Stockholders beneficially own (i) 25,000 shares of convertible preferred stock, Series B of the Company, par value $0.001 per share (the "Series B Preferred Stock"), convertible in the aggregate into 298,507.46 shares
 ------------------------
of convertible preferred stock, Series D of the Company, par value $0.001 per share (the "Series D Preferred Stock"), (ii) Warrants to purchase up to 250,000
            ------------------------
shares of Company Common Stock at an exercise price of $10.00 per share, (iii) Warrants to purchase up to 30,000 shares of Company Common Stock at an exercise price of $7.25 per share and (iv) Warrants to purchase up to 10,000 shares of Company Common Stock at an exercise price of $7.50 per share;

     WHEREAS, pursuant to this Agreement the Stockholders agree to (i) elect to convert all of the Series B Preferred Stock that they own into 298,507.46 shares of Series D Preferred Stock pursuant to the terms thereof prior to the record date for the Approval Events (as defined below), (ii) consent to the cancellation of the Warrants by virtue of the Merger in consideration of the Warrant Consideration pursuant to the Merger Agreement, (iii) vote in favor of the Merger and the adoption by the Company of the Merger Agreement, and (iv) convert all of the aforementioned 298,507.46 shares of Series D Preferred Stock into shares of Company Common Stock prior to the Closing; and

     WHEREAS, as a condition to and in consideration of the willingness of Parent and Acquisition to enter into the Merger Agreement, the Stockholders have agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Representations and Warranties of the Stockholders.  Each of the
          --------------------------------------------------
Stockholders hereby represents and warrants to Parent and Acquisition as follows:

     (a) Authority: No Conflicts. Each of the Stockholders is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of organization and has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by and on behalf of each of the Stockholders and constitutes a legal, valid and binding obligation of each of the Stockholders, enforceable in accordance with its terms (except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency, and creditors' rights and by the availability of injunctive relief, specific performance and other equitable remedies). No filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other person is necessary for the execution and delivery of this Agreement by and on behalf of each of the Stockholders and the consummation by each of the Stockholders of the transactions contemplated hereby. None of the execution and delivery of this Agreement by and on behalf of each of the Stockholders, the consummation of the transactions contemplated hereby and compliance with the terms hereof by each of the Stockholders will conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, each of the Stockholders' certificate of incorporation or bylaws or organizational documents, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to each of the Stockholders or to each of the Stockholders' property or assets.

     (b) The Subject Shares. The Stockholders are the beneficial owners of the Series B Preferred Stock and the Warrants (collectively, the "Subject Shares";
                                                              --------------
provided that the Subject Shares shall also include any and all securities issuable in respect of the Series B Preferred Stock, the Series D Preferred Stock or the Warrants upon conversion or exercise thereof, as applicable) and have, and throughout the term of this Agreement will have, good and marketable title to the Subject Shares free and clear of all Liens. The Stockholders do not own, of record or beneficially, any shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, other than the Subject Shares. The Stockholders have the sole right and power to vote (other than the Warrants) and dispose of the Subject Shares, and none of the Subject Shares is subject to any irrevocable proxy, power of attorney, voting trust or other agreement, arrangement or restriction with respect to the voting or transfer (other than the provisions of the Securities Act or state securities laws) of any of the Subject Shares, except as set forth in the Securities Purchase Agreement dated October 14, 1997 between the Company and the Stockholders, including, without limitation, the restrictions set forth in Section 6.14 thereof, and as contemplated by this Agreement.

     2.   Representations and Warranties of Parent and Acquisition.  Parent and
          --------------------------------------------------------
Acquisition hereby represent and warrant to the Stockholders that each is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by and on behalf of each of Parent and Acquisition and constitutes a legal, valid and binding obligation of each of Parent and Acquisition enforceable in accordance with its terms (except to the extent that enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency, and creditors' rights and by the availability of injunctive relief, specific performance and other equitable remedies). Except for the filings required under the HSR Act and the Exchange Act, exemptive filings under federal and state securities laws in connection with equity investments in Parent and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity or any other Person is necessary for the execution of this Agreement by and on behalf of each of Parent and Acquisition and the consummation by Parent and Acquisition of the transactions contemplated hereby, and (ii) none of the execution and delivery of this Agreement by Parent and Acquisition, the consummation of the transactions contemplated hereby nor the compliance with the terms hereof by Parent and Acquisition will conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, their respective certificate of incorporation or bylaws, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Parent or Acquisition, as the case may be, or to Parent's or Acquisition's, property or assets, as the case may be.

     3.   Covenants of the Stockholders. Until the termination of this Agreement
          -----------------------------
in accordance with Section 8 hereof, the Stockholders agree as follows:

     (a) Voting of Subject Shares. At any meeting of stockholders of the Company called to vote upon the approval of the Merger, the Merger Agreement and the transactions contemplated therein or at any adjournment thereof or in any other circumstances upon which a vote or other approval with respect to the Merger, the Merger Agreement and the transactions contemplated therein is sought (the "Approval Events"), the Stockholders shall vote all of the Subject Shares
      ---------------
(other than the Warrants) at the time of such meeting or adjournment in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

     (b) Irrevocable Proxy. The Stockholders hereby grant to and appoint Parent (and each officer of Parent designated by Parent) their proxy and attorney-in-fact (with full power of substitution) to vote all of the Subject Shares as indicated in Section 3(a) above. The

Stockholders agree that this proxy shall be irrevocable during the term of this Agreement and is coupled with an interest sufficient at law to support an irrevocable power and given to Parent as an inducement to enter into the Merger Agreement; provided that Parent may at any time name any other Person as its substituted Proxy to act pursuant hereto, either as to a specific matter or as to all matters covered herein. Stockholders agree to take such further action or execute such other instruments as may be reasonably requested by Parent or Acquisition to effectuate the intent of this paragraph (b). The Stockholders hereby revoke any proxy previously granted by the Stockholders with respect to the Subject Shares.

     (c) Transfer Restrictions. The Stockholders agree not to (i) sell, transfer, pledge, encumber, assign or otherwise dispose of or hypothecate (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholders (collectively, "Transfer")), or enter into any contract, option or other arrangement or
 --------
understanding (including any profit sharing arrangement) with respect to the Transfer of, any of the Subject Shares other than pursuant to the terms of this Agreement and the Merger Agreement, (ii) enter into any voting arrangement or understanding other than this Agreement with respect to the Subject Shares, whether by proxy, voting agreement or otherwise, or (iii) take any action that could make any of their representations or warranties contained herein untrue or incorrect or could have the effect of preventing or disabling the Stockholders from performing any of their obligations hereunder. The Stockholders further agree to take in a timely manner any and all actions (including, without limitation, delivering the certificates evidencing the Subject Shares to the Company) reasonably necessary for the Company to affix a legend on the certificates evidencing the Subject Shares stating that the Subject Shares are subject to this Agreement.

     (d) Appraisal Rights. The Stockholders hereby irrevocably waives any and all rights which they may have as to appraisal, dissent or any similar or related matter with respect to the Merger under Section 262 of the General Corporation Law of the State of Delaware or otherwise.

     (e) No Solicitation. The Stockholders shall not, and shall use their reasonable best efforts to cause their directors, officers, employees, attorneys, accountants or financial advisors or other representatives ("Representatives") retained by them not to, directly or indirectly through
  ---------------
another Person, (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal, or (ii) participate in any discussions or negotiations regarding any Takeover Proposal; provided that the foregoing shall not limit or prohibit any Representative of the Stockholders who is a director of the Company from exercising his or her fiduciary duty solely as a director of the Company in a manner consistent with the terms and conditions set forth in the Merger Agreement.

     4.   Conversion or Exercise of Subject Shares.  In connection with the
          ----------------------------------------
Merger and the Merger Agreement, the Stockholders hereby (i) agree to deliver a Type B Conversion Notice (as defined in the Certificate of Designation with respect to the Series B Preferred Stock) electing to (subject to the delivery of a Type B Conversion Notice with respect to the Series B Preferred Stock) convert all of the Series B Preferred Stock that they own into 298,507.46 shares of the Series D Preferred Stock pursuant to the terms thereof prior to the record date established by the Company in connection with the Approval Event which would permit such Stockholders to vote all of such shares held by such Stockholders after such conversion, irrespective of any voting limitations, in favor of the Merger, the Merger Agreement and the transactions contemplated therein and (ii) subject to the consummation of the Merger, consents to the cancellation of the Warrants in exchange for the Warrant Consideration.

     5.   Conversion of Series D Preferred Stock.  Immediately prior to the
          --------------------------------------
Effective Time, the Stockholders hereby agree to convert all of the shares of Series D Preferred Stock then owned by them into shares of Company Common Stock.

     6.   Additional Shares.  Without limiting the provisions of the Merger
          -----------------
Agreement, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting the Subject Shares or (ii) the Stockholders become the record or beneficial owners of any additional shares of the capital stock of the Company or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 3(a), then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by the Stockholders immediately following the effectiveness of the events described in clause (i) or the Stockholders becoming the record or beneficial owners thereof, as described in clause (ii), as though they were Subject Shares hereunder. The Stockholders hereby agree to promptly notify Parent of the number of any additional shares of capital stock or other voting securities of the Company acquired, of record or beneficially, by the Stockholders, if any, after the date hereof and prior to the termination of this Agreement pursuant to Section 8 hereof.

     7.   Officers and Directors.  Notwithstanding anything contained to the
          ----------------------
contrary in this Agreement, in the event a Representative is a director or officer of the Company, nothing in this Agreement is intended or shall be construed to require such Representative, solely in his or her capacity as a director or officer of the Company, to act or fail to act in any manner inconsistent with (i) his or her fiduciary duties in such capacity and (ii) the Merger Agreement. Furthermore, no Representative who is or becomes (during the term hereof) a director or officer of the Company makes any agreement or understanding herein solely in his or her capacity as a director or officer, and nothing herein will limit or affect, or give rise to any liability of any Representative solely in such Person's capacity as a director or officer of the Company.

     8.   Termination.  Except as set forth in the next sentence, this Agreement
          -----------
shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect immediately following the earliest to occur of (x) the Effective Time or (y) the termination of the Merger Agreement. Nothing in this Section 8 shall relieve any party of liability for breach of this Agreement.

     9.   Contents of Agreement; Parties in Interest, etc.  This Agreement and
          -----------------------------------------------
the agreements referred to or contemplated herein set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and thereby, and, except as set forth in this Agreement and such other agreements, there are no representations or warranties, express or implied, made by any party to this Agreement with respect to the subject matter of this Agreement. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement and the agreements referred to or contemplated herein.

     10.  Assignment and Binding Effect.  Neither this Agreement nor the rights
          -----------------------------
and obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties hereto; provided, that Parent and/or Acquisition may assign its rights and obligations under this Agreement to any directly or indirectly wholly-owned Subsidiary of Parent, upon written notice to the Stockholders if the assignee shall assume the obligations of Parent and/or Acquisition hereunder. Subject to the foregoing, all the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     11.  Notices.  Any notice, request, demand, waiver, consent, approval, or
          -------
other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by facsimile transmission (promptly followed by a hard copy delivered in accordance with this Section 11 or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the party at its address set forth below:

          If to Parent or Acquisition:
          ---------------------------

          c/o J.W. Childs Associates, L.P.
          One Federal Street, 21st Floor
          Boston, MA 02110
          Attention: Edward D. Yun
          Facsimile No.: (617) 753-1101

          and


          c/o The Halifax Group, L.L.C.
          1133 Connecticut Avenue, N.W.
          Suite 700
          Washington, D.C. 20036
          Attention: David W. Dupree
          Facsimile No.: (202) 296-7133
               with a copy to:

               Kaye Scholer LLP
               425 Park Avenue
               New York, New York  10022
               Attention: Stephen C. Koval, Esq.
               Facsimile No.: (212) 836-8689

               If to the Stockholders:
               ----------------------

               c/o The Carlyle Group
               520 Madison Avenue, 41st Floor
               New York, New York 10022
               Attention: W. Robert Dahl
               Facsimile No.: (212) 381-4900

               with a copy to:

               Mayer, Brown & Platt
               1675 Broadway
               New York, New York 10019
               Attention: Mark S. Wojciechowski
               Facsimile No.: (212) 262-1910

or to such other address or Person as any party may have specified in a notice duly given to the other party as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, telegraphed or mailed.

          12.  Amendment.  This Agreement may not be amended except by an
               ---------
instrument in writing signed by all of the parties hereto.

          13.  Extensions; Waiver.  Any party to this Agreement may (a) extend
               ------------------
the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) waive compliance by the other party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

          14.  Governing Law.  This Agreement shall be governed by and
               -------------
interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

          15.  No Benefit to Others.  The representations, warranties, covenants
               --------------------
and agreements contained in this Agreement are for the sole benefit of the parties hereto, and their respective successors and assigns, and they shall not be construed as conferring, and are not intended to confer, any rights on any other Person.

          16.  Severability.  If any term or other provision of this Agreement
               ------------
is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of the Agreement shall remain in full force and effect. Upon such determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to give effect to the original intent of the parties to the fullest extent permitted by applicable law.

          17.  Section Headings.  All section headings are for convenience only
               ----------------
and shall in no way modify or restrict any of the terms or provisions hereof.

          18.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, and the Stockholders, Acquisition and Parent may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.


                           [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                              INSIGHT HEALTH SERVICES HOLDINGS CORP.


                              By:  /s/ Edward D. Yun
                                   ________________________
                                   Name:  Edward D. Yun
                                   Title: President


                              JWCH MERGER CORP.


                              By:  /s/ Edward D. Yun
                                   ________________________
                                   Name:  Edward D. Yun
                                   Title: President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.



                              CARLYLE PARTNERS II, L.P.

                              By: TC Group, L.L.C., as the General Partner

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director


                              CARLYLE PARTNERS III, L.P.

                              By: TC Group, L.L.C., as the General Partner

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director


                              CARLYLE INTERNATIONAL PARTNERS II, L.P.

                              By: TC Group, L.L.C., as the General Partner

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director


                              CARLYLE INTERNATIONAL PARTNERS III, L.P.

                              By: TC Group, L.L.C., as the General Partner

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director

                              C/S INTERNATIONAL PARTNERS

                              By: TC Group, L.L.C., as the General Partner

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director


                              STATE BOARD OF ADMINISTRATION OF FLORIDA separate account maintained pursuant to an Investment Management Agreement dated as of September 6, 1996 between the State Board of Administration of Florida, Carlyle Investment Group, L.P. and Carlyle Investment Management, L.L.C.

                              By: Carlyle Investment Management, L.L.C., as
                                  Investment Manager

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director


                              CARLYLE INVESTMENT GROUP, L.P.

                              By: TC Group, L.L.C., as the General Partner

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director


                              CARLYLE-INSIGHT INTERNATIONAL
                              PARTNERS, L.P.

                              By: TC Group, L.L.C., as the General Partner

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director


                              CARLYLE-INSIGHT PARTNERS, L.P.

                              By: TC Group, L.L.C., as the General Partner

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director

                              TC GROUP, L.L.C.

                              By: TCG Holdings, L.L.C., as the Managing Member

                              By: /s/ W. Robert Dahl
                                  ________________________
                                  Name:  W. Robert Dahl
                                  Title: Managing Director